Exhibit 10.31

连带责任保证担保合同

Joint and Several Liability Guarantee Contract

本连带责任保证担保合同（下称“本合同”）由以下各方于 2022 年【4】月【26】日在中华人民共和国（下称“中国”）上海市嘉定区签署：

This Joint and Several Liability Guarantee Contract (hereinafter referred to as “this Contract”) is signed by and between the following parties on April 26, 2022 in Jiading District, Shanghai, People’s Republic of China (hereinafter referred to as “China”):

保证人：杨伟光

身份证号码：362227[*]

债权人：ZHONGCHAO USA LLC

Guarantor: Weiguang Yang

ID Number: 362227[*]

Creditor: ZHONGCHAO USA LLC

鉴于：

Whereas:

1.	International Union For Medical Development（以下简称“借款人”）于 2021 年 2 月 8 日和债权人签订了一份《借款协议》（以下简称“借款协议”）。根据该借款协议，债权人同意按借款协议的条款和条件向借款人提供借款协议中所述的借款，本金金额为 159 万美元的贷款。

International Union For Medical Development (the “Borrower”) entered into a loan agreement dated February 8, 2021 (the “Loan Agreement”) with the Creditor. Pursuant to the Loan Agreement, the Creditor agreed to provide the Borrower with a loan in the principal amount of $1,590,000 as described in the Loan Agreement in accordance with the terms and conditions of the Loan Agreement.

2.	Rotating Ball INC（以下简称“借款人”）于 2021 年 12 月 6 日及 2022 年 2 月 18 日和债权人签订了两份《借款协议》（以下统称“借款协议”）。根据该借款协议，债权人同意按借款协议的条款和条件向借款人提供借款协议中所述的借款，合计本金金额为 40 万美元的贷款。

Rotating Ball INC (the “Borrower”) entered into two loan agreements dated December 6, 2021 and February 18, 2022 (collectively, the “Loan Agreements”) with the Creditor. Pursuant to the Loan Agreements, the Creditor agreed to provide the Borrower with the loans in the aggregate principal amount of $400,000 as described in the Loan Agreements in accordance with the terms and conditions of the Loan Agreements.

3.	为了保证借款人履行借款协议项下的全部义务，保证人同意作为借款人的保证人，向债权人提供连带责任保证。

In order to ensure the Borrower performs all the obligations under the loan agreements, the Guarantor agrees to act as a guarantor of the Borrower and provide a joint and several liability guarantee to the Creditor.

为确保债权人在借款协议项下的权利的安全，以及借款人对借款协议的履行，根据有关法律法规和规章，保证人与债权人经协商一致，订立本合同，以便共同遵守执行。

In order to secure the Creditor’s rights under the loan agreements and the Borrower’s performance of the loan agreements, the Guarantor and the Creditor, in accordance with the relevant laws, regulations and rules, entered into this contract by consensus for mutual compliance and implementation.

第一条 保证方式

Article I Guarantee Methods

1.1 保证人提供不可撤销的连带责任保证担保。

The Guarantor provides an irrevocable joint and several liability guarantee.

1.2 保证人确认，当借款人未按照借款协议的约定履行其义务，包括但不限于发生下述任何一种情形时，债权人有权直接要求保证人在其保证范围内按照债权人要求的方式承担连带保证责任。

The Guarantor confirms that when the Borrower fails to perform the obligations in accordance with the loan agreements, including but not limited to the occurrence of any of the following circumstances, the Creditor has the right to directly require the Guarantor to assume joint and several liability within the scope of the guarantee in the manner required by the Creditor.

(1)	借款人未能按借款协议的约定足额偿付借款本金和利息；

The Borrower fails to pay the principal and interest on the loan in full as agreed in the loan agreements;

(2)	借款人有违反借款协议约定的其他义务的行为；

The Borrower has breached other obligations as agreed in the loan agreements;

(3)	借款人破产、解散、清算、重整、丧失企业法人资格；

Bankruptcy, dissolution, liquidation, reorganization, and loss of the qualification of enterprise legal person;

(4)	发生法律、法规规定或合同约定的其他情形导致债务提前到期的，在提前到期之日起满 30 个自然日，借款人未能清偿全部债务的；

The Borrower fails to settle the entire debt within 30 calendar days from the date of early maturity if other circumstances stipulated by laws or regulations or agreed in the contract occur, resulting in early maturity of the debts;

(5)	相关法律法规的发布使得本合同存在效力瑕疵或使得保证人不能继续履行其在本合同项下的义务。

The issuance of relevant laws and regulations makes the validity of this contract defective or prevents the Guarantor from continuing to perform the obligations under this contract.

第二条 保证范围

Article II Guarantee Scope

保证范围包括但不限于：

The scope of guarantee includes but is not limited to:

(1)	借款人应向债权人偿还的借款本金及其利息；

The principal amount of the loan and interest thereon due from the Borrower to the Creditor;

(2)	借款人在借款协项下的全部违约金、滞纳金、损失赔偿金以及其他从属费用（包括但不限于诉讼费、仲裁费、财产保全费、差旅费、执行费、评估费、拍卖费、公证费、送达费、公告费、律师费等）；

All default fees, late payment fees, damages and other subordinate expenses of the Borrower under the loan agreements (including but not limited to litigation fees, arbitration fees, property preservation fees, travel fees, execution fees, appraisal fees, auction fees, notary fees, service fees, publication fees, attorney fees, etc.);

(3)	其他债权人履行借款协议、保证合同所支付的费用。

Other expenses paid by the Creditor for the performance of the loan agreements and guarantee contract.

第三条 保证期间

Article III Guarantee Period

3.1 自借款协议下债务履行期届满之日起六个月内。

Within six months from the date of expiration of the performance period of the debts under the loan agreements.

3.2 保证人及借款人全部或部分履行了借款协议项下的义务时，保证人在本合同项下的保证责任同时全部或相应部分解除。

If the Guarantor and the Borrower fully or partially perform their obligations under the loan agreements, the Guarantor’s liability under this contract shall be fully or partially discharged at the same time.

第四条 被保证的主合同变更

Article IV Changes to the Guaranteed Master Contract

保证人确认，借款协议的条款的变更，视为已经征得保证人的事先同意，保证人保证责任不因此而减免。

The Guarantor confirms that the modifications of the terms of the loan agreements are deemed to have been made with the prior consent of the Guarantor, and the Guarantor’s liability shall not be reduced or exempted accordingly.

第五条 合同效力的独立性

Article V Independence of Contract Validity

本合同的效力独立于借款协议。借款协议无效，并不影响本合同的效力。如果借款协议被确认为无效，则保证人对于借款人对债权人所承担的赔偿责任而形成的债务也承担连带保证责任。

The validity of this contract is independent of the loan agreements. The invalidity of the loan agreements does not affect the validity of this contract. If the loan agreements are confirmed to be invalid, the Guarantor is also jointly and severally liable for the debts formed by the liability of the Borrower to the Creditor.

第六条 提前承担保证责任

Article VI Early Assumption of Guarantee Liability

在保证期间，根据借款协议的约定，债权人宣布债务提前到期并要求保证人承担保证责任的，债权人有权要求保证人在借款协议下承担保证责任，保证人同意按债权人要求承担保证责任。

During the guarantee period, if, according to the loan agreements, the Creditor announces the early maturity of the debts and requests the Guarantor to assume the guarantee liability, the Creditor has the right to request the guarantor to assume the guarantee liability under the loan agreements, and the Guarantor agrees to assume the guarantee liability as requested by the Creditor.

第七条 其他

Article VII Others

7.1 在保证期间，借款人发生合并、分立、股份制改造、增减资本、合资、联营、更名等情形的，保证人的保证责任不因此减少或免除。

During the guarantee period, the Guarantor’s liability will not be reduced or exempted if the Borrower undergoes merger, demerger, shareholding reform, capital increase or decrease, joint venture, name change, etc.

7.2 保证人有义务对借款人在借款协议项下的义务的履行情况进行监督。

The Guarantor is obligated to supervise the performance of the Borrower’s obligations under the loan agreements.

7.3 保证人未按本合同约定及时履行担保责任的，除应立即履行担保责任外，应针对借款人在借款协议下逾期尚未偿还的借款本金及利息总额。

If the Guarantor fails to perform the guarantee responsibility in a timely manner as agreed herein, in addition to the immediate performance of the guarantee responsibility, the Guarantor shall be liable for the total amount of the overdue principal and interest of the Borrower’s loans under the loan agreements.

第八条 合同争议解决方式

Article VIII Contract Dispute Resolution

8.1 本合同的订立、效力、执行、解释及争议解决均应适用中国法律。

The conclusion, validity, execution, interpretation and dispute resolution of this contract shall be governed by the laws of China.

8.2 凡因执行本合同所引起的或与本合同有关的任何争议，保证人和债权人应首先通过友好协商解决。

Any disputes arising from or related to the execution of this contract shall first be settled by amicable negotiation between the Guarantor and Creditor.

8.3 若在一方提出协商解决争议的要求之后三十(30)日内，保证人和债权人仍未达成解决争议的协议，双方均有权提交上海仲裁委员会按照该会仲裁规则进行仲裁。仲裁裁决是终局的，对双方均有约束力。

If the Guarantor and the Creditor have not reached an agreement to resolve the dispute within thirty (30) days after the request of one of the parties to negotiate a settlement, both parties shall have the right to submit to arbitration by the Shanghai Arbitration Commission in accordance with the arbitration rules of the Commission. The arbitration award shall be final and binding on both parties.

第九条 合同的生效和文本

Article IX Effectiveness and Text of the Contract

9.1 本合同经保证人签字，及债权人加盖公章后生效。

This contract is effective after the Guarantor’s signature and the Creditor’s official seal.

9.2 本合同一式贰（2）份，每一方各执壹（1）份，具有同等法律效力。

This contract is made in two (2) copies, one (1) copy for each party, with the same legal effect.

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No Text Below

[本页为连带责任保证担保合同之签字页]

This page is the signature page of the Joint and Several Liability Guarantee Contract

本合同各方于文首所述日期签订本合同，以昭信守。

The parties hereto have entered into this contract on the date set forth at the beginning of this contract.

杨伟光：

Weiguang Yang

签署：

[本页为连带责任保证担保合同之签字页]

This page is the signature page of the Joint and Several Liability Guarantee Contract

本合同各方于文首所述日期签订本合同，以昭信守。

The parties hereto have entered into this contract on the date set forth at the beginning of this contract.

ZHONGCHAO USA LLC

签署：
姓名：	杨伟光
Name:	Weiguang Yang

职务：	董事

Title:	Director